Aston Funds

ASTON/Cardinal Mid Cap Value Fund (the “Fund”)

Supplement dated September 24, 2012 to the Prospectus dated February 29, 2012 for the Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 1, 2012 for the Fund (the “Summary Prospectus” and together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

The Board of Trustees of Aston Funds has determined that the termination and liquidation of the Fund is in the best interests of the Fund. Effective immediately, the Fund is closed to new or additional investments, provided that the Fund may in its discretion permit investments by 401(k) plans and other similar accounts that require additional time to change investment options. The estimated liquidation date of the Fund is on or about October 26, 2012.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.